Subsequent Events	12 Months Ended
Dec. 31, 2023
Subsequent Events [Abstract]
Subsequent Events

Note 14 — Subsequent Events

On January 23, 2024, the Company issued a non-convertible debenture (the “Debenture”) to the PMX Investor, a related party, in the principal sum of $5.0 million, in connection with the Subscription Agreement discussed in Note 8. The Debenture has an interest rate of 4.0% per annum, and the principal and accrued interest are payable in full upon the earlier of (i) the closing under the Subscription Agreement and (ii) June 30, 2024. Additionally, the $5.0 million subscription amount under the Subscription Agreement shall be increased by the amount of interest payable under the Debenture.

Effective as of January 10, 2024, Dr. Neil Campbell resigned as President and Chief Executive Officer and a member of the Board of Directors of the Company. The Company and Dr. Campbell entered into a Release of Claims agreement, pursuant to which Dr. Campbell will receive a severance payment of $158,333 in two equal payments.

On February 6, 2024, the Company appointed Thomas Meier, PhD, as a member of the Company’s board of directors. Dr. Meier provides consulting services to Proteomedix, through a consulting agreement that was executed on January 4, 2024.

During March 2024, Zydus Life Sciences received FDA approval for a combined finasteride-tadalafil capsule, which is a direct competitor product to ENTADFI. The Company determined that this is a triggering event during the first quarter of 2024 for its ENTADFI asset group, which includes long-lived assets with a remaining carrying amount of approximately $3.3 million as of December 31, 2023. As such, it is reasonably possible that the resulting impairment test will result in additional impairment losses in the near term.